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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 30, 2005

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)


            Nevada                       001-32202                88-0408274
  ___________________________     ________________________   ___________________
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
              Incorporation)                                 Identification No.)

             6370 Nancy Ridge Drive, Suite 112
                   San Diego, California                             92121
            ___________________________________                  _____________
         (Address of Principal Executive Offices)                  Zip Code

                                 (858) 657-0287
                 _______________________________________________
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

         Our annual meeting of stockholders has been rescheduled for November 17, 2005. The record date for the meeting has been set at October 10, 2005. The meeting will be held at a time and place to be announced in the formal notice of the meeting. We intend to mail the formal notice of the meeting and proxy materials on or about October 12, 2005.

         In accordance with the requirements for advance notice set forth in our bylaws, unless we receive notice on or before October 10, 2005, of a nomination for director or other business to be brought before the annual meeting by a stockholder, the nomination or matter will not be presented for stockholder action at the meeting and will be disregarded. If we receive timely notice in accordance with our bylaws, management intends to exercise discretionary authority conferred in the form of proxy to vote on the matter as management sees fit, to the extent permitted by the rules of the Securities and Exchange Commission.

         When the date of our annual meeting was initially changed by more than 30 days from the date of our previous year's annual meeting, the deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for the meeting pursuant to Rule 14a-8(e) of the Securities and Exchange Commission was set at May 2, 2005, which we designated as a reasonable time before we begin to print and mail proxy materials. No stockholder proposals were received by such date, and none will be accepted in connection with the rescheduling of the annual meeting as described above.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: September 30, 2005                        MICROISLET, INC.


                                                By:  /s/ William G. Kachioff
                                                     ---------------------------
                                                     William G. Kachioff
                                                     Vice President, Finance and
                                                     Chief Financial Officer



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